POWER OF ATTORNEY

      Know all by these presents, that each of the undersigned hereby constitutes and appoints
William H. Dengler, Jr. as each of the undersigned's true and lawful attorney-in-fact to:

1. Prepare, execute in the undersigned's name and on the undersigned's behalf, and submit
to the U.S. Securities and Exchange Commission a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and
passphrases enabling the undersigned to make electronic filings with the U.S.
Securities
and Exchange Commission of reports required by the Securities Exchange Act of
1934 or
any rule or regulation of the U.S. Securities and Exchange Commission;
2. Execute for and on behalf of the undersigned, by reason of the undersigned being a
director, officer or ten percent beneficial owner (as defined in Rule 16a-2) of
Hill
International, Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section
16(a) of
the Securities Exchange Act of 1934 and the rules thereunder;
3. Do and perform any and all acts for and on behalf of the undersigned that may be
necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file
such form with the U.S. Securities and Exchange Commission and any stock exchange or
similar authority; and
4. Take any other action of any type whatsoever in connection with the foregoing that, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of or legally
required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be
in such form and shall contain such terms and conditions as such attorney-in-fact may
approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that
the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are
not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.
[Signature page follows]
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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 26th day of September, 2016.

/s/ Camille S. Andrews
Camille S. Andrews

/s/ Brian W. Clymer
Brian W. Clymer

Steven R. Curts

/s/ Paul J. Evans
Paul J. Evans

/s/ Alan S. Fellheimer
Alan S. Fellheimer

Raouf S. Ghali

/s/ Charles M. Gillman
Charles M. Gillman

Craig L. Martin

/s/ David L. Richter
David L. Richter

/s/ David Sgro
David Sgro

CONFIRMING STATEMENT

      This Statement confirms that each of the undersigned has authorized and designated
William H. Dengler, Jr. to execute and file on the undersigned's behalf all
Forms 3, 4 and 5
(including any amendments thereto) that the undersigned may be required to file with the U.S.
Securities and Exchange Commission as a result of the undersigned's ownership of
or
transactions in securities of Hill International, Inc.  The authority of each of the attorneys-in-fact
under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4
and 5 with regard to the undersigned's ownership of or transactions in securities of Hill
International, Inc., unless earlier revoked in writing.  The undersigned acknowledges that none of
the aforementioned attorneys-in-fact is assuming any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange Act of 1934.

Date:  September 26, 2016

/s/ Camille S. Andrews
Camille S. Andrews

/s/ Brian W. Clymer
Brian W. Clymer

Steven R. Curts

/s/ Paul J. Evans
Paul J. Evans

/s/ Alan S. Fellheimer
Alan S. Fellheimer

Raouf S. Ghali

/s/ Charles M. Gillman
Charles M. Gillman

Craig L. Martin

/s/ David L. Richter
David L. Richter

/s/ David Sgro
David Sgro

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